                                                                  EXHIBIT (j)(1)


                         INDEPENDENT AUDITORS' CONSENT



The Board of Trustees of ING Funds Trust:


We consent to the use of our report incorporated herein by reference and to the references to our firm under the heading "Financial Highlights" in the prospectus and "Independent Auditors" in the statement of additional information.


                                        /s/KPMG LLP


Los Angeles, California
February 21, 2002